UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 25, 2006


                            AMERICAN CONSUMERS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


             Georgia                0-5815              58-1033765
             -------                ------              ----------
         (State or other         (Commission         (I.R.S. Employer
           jurisdiction          File Number)       Identification No.)
        of incorporation)


  55 Hannah Way, Rossville, Georgia                                    30741
-----------------------------------                                    -----
  (Address of principal executive offices)                           (zip code)

Registrant's telephone number, including area code:  (706) 861-3347

                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 25, 2006, American Consumers, Inc. (the "Company") and Northwest Georgia Bank executed a new Commercial Variable Rate Revolving or Draw Note and related security documents, to be effective as of June 27, 2006, in connection with a twelve month extension of the Company's existing $500,000 line of credit. Borrowings under this line of credit are collateralized by a security interest in the Company's $300,000 certificate of deposit with Northwest Georgia Bank and by a security interest in substantially all of the Company's accounts receivable, inventory, machines and equipment, furniture and fixtures, and proceeds of the foregoing, as well as by personal guarantees of the Company's President and CEO and its Executive Vice President and CFO. Borrowings under the note bear interest at an annual rate equal to the Wall Street Journal prime rate (8.25% as of the execution date), subject to a minimum annual interest rate of 6.0% and with the lender having discretion to increase the rate to 16.0% per annum following the occurrence of any one of the customary Events of Default specified in the note. Under the terms of the note, the Company is required to make quarterly interest only payments on the outstanding balance, and to repay outstanding principal and accrued interest by June 27, 2007, provided that the Company remains in compliance with the terms of the note. The Company uses the proceeds from its borrowings under this line of credit to fund working capital requirements, including inventory purchases. The outstanding balance under the line of credit, as of both the June 27, 2006 renewal date and the July 25, 2006 execution date, was $500,000.

The foregoing description of the Note and related security documents is qualified by reference to the full text of the documents, which are filed as exhibits to this report.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information reported above under Item 1.01 of this Report is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are filed pursuant to Item 9 of this Report:

Exhibit No.  Description
-----------  -----------
    10.1     Commercial Variable Rate Revolving or Draw Note between the
             Company and Northwest Georgia Bank, dated as of June 27, 2006.  Filed herewith.

    10.2     Commercial Security Agreement between the Company and Northwest
             Georgia Bank, dated as of June 27, 2006.  Filed herewith.

    10.3 Assignment of Certificate of Deposit between the Company and Northwest Georgia Bank, dated as of June 27, 2006. Filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 31, 2006                    AMERICAN CONSUMERS, INC.


                                        By:  /s/ Michael A. Richardson
                                           --------------------------------
                                           Michael A. Richardson
                                           Chief Executive Officer

                                        By:  /s/ Paul R. Cook
                                           ---------------------------
                                           Paul R. Cook
                                           Chief Financial Officer